Exhibit 25.1

FORM T-1
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)     ☐

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
(Exact name of trustee as specified in its charter)

(State of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)

700 South Flower Street Suite 500 Los Angeles, California (Address of principal executive offices)	90017 (Zip code)
Evelyn T. Furukawa
700 South Flower Street, Suite 500
Los Angeles, California 90017
213.630.6463
(Name, address and telephone number of agent for service)

Parker Drilling Company
(Exact name of obligor as specified in its charter)

Delaware	73-0618660
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

5 Greenway Plaza, Suite 100
Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Anachoreta, Inc.
(Exact name of obligor as specified in its charter)

Nevada	88-0103667
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

5 Greenway Plaza, Suite 100
Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Pardril, Inc.
(Exact name of obligor as specified in its charter)

Oklahoma	73-0774469
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

5 Greenway Plaza, Suite 100
Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Parker Aviation Inc.
(Exact name of obligor as specified in its charter)

Oklahoma	73-1126372
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

5 Greenway Plaza, Suite 100
Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Parker Drilling Artic Operating, Inc.
(Exact name of obligor as specified in its charter)

Delaware	26-2376834
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

5 Greenway Plaza, Suite 100 Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Parker Drilling Company North America, Inc.
(Exact name of obligor as specified in its charter)

Nevada	73-1506381
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

5 Greenway Plaza, Suite 100
Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Parker Drilling Company of Niger
(Exact name of obligor as specified in its charter)

Oklahoma	73-1394204
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

5 Greenway Plaza, Suite 100
Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Parker Drilling Company of Oklahoma, Incorporated
(Exact name of obligor as specified in its charter)

Oklahoma	73-0798949
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

5 Greenway Plaza, Suite 100
Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Parker Drilling Company of South America, Inc.
(Exact name of obligor as specified in its charter)

Oklahoma	73-0760657
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

5 Greenway Plaza, Suite 100
Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Parker Drilling Management Services, Inc.
(Exact name of obligor as specified in its charter)

Nevada	73-1567200
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

5 Greenway Plaza, Suite 100
Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Parker Drilling Offshore Corporation
(Exact name of obligor as specified in its charter)

Nevada	76-0409092
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

5 Greenway Plaza, Suite 100
Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Parker Drilling Offshore USA, L.L.C.
(Exact name of obligor as specified in its charter)

Oklahoma	72-1361469
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

5 Greenway Plaza, Suite 100
Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Parker North America Operations, Inc.
(Exact name of obligor as specified in its charter)

Nevada	73-1571180
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

5 Greenway Plaza, Suite 100
Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Parker Technology, Inc.
(Exact name of obligor as specified in its charter)

Oklahoma	73-1326129
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

5 Greenway Plaza, Suite 100
Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Parker Technology, L.L.C.
(Exact name of obligor as specified in its charter)

Louisiana	62-1681875
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

5 Greenway Plaza, Suite 100
Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Parker Tools, LLC
(Exact name of obligor as specified in its charter)

Oklahoma	81-0588864
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

5 Greenway Plaza, Suite 100
Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Parker USA Resources, LLC
(Exact name of obligor as specified in its charter)

Oklahoma	81-0588873
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

5 Greenway Plaza, Suite 100
Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Parker-VSE, Inc.
(Exact name of obligor as specified in its charter)

Nevada	75-1282282
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

5 Greenway Plaza, Suite 100
Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

PD Management Resources, L.P.
(Exact name of obligor as specified in its charter)

Oklahoma	65-1166974
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

5 Greenway Plaza, Suite 100
Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Quail Tools, L.P.
(Exact name of obligor as specified in its charter)

Oklahoma	72-1361471
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

5 Greenway Plaza, Suite 100
Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Quail USA, LLC
(Exact name of obligor as specified in its charter)

Oklahoma	82-0578885
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

5 Greenway Plaza, Suite 100
Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

9⅛% Senior Notes due 2018
(Title of the Indenture Securities)

1.	General information.
(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219

Federal Reserve Bank	San Francisco, California 94105

Federal Deposit Insurance Corporation	Washington, D.C. 20429
(b)	Whether it is authorized to exercise corporate trust powers.
Yes.
2.	Affiliations with the Obligor.

None of the obligors is an affiliate of the trustee.

3-15.	Not applicable.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).
1.	A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.	A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-152875).

6.	The consent of the trustee required by Section 321(b) of the Act.

7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

SIGNATURE
     Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston, and State of Texas, on the 21st day of June, 2010.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
By:	/s/ Julie Hoffman-Ramos
Name:	Julie Hoffman-Ramos
Title:	Senior Associate

EXHIBIT 6
CONSENT OF THE TRUSTEE
Pursuant to the requirements of Section 321 (b) of the Trust Indenture Act of 1939, and in connection with the proposed issue of Parker Drilling Company, The Bank of New York Mellon Trust Company, N.A. hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
By:	/s/ Julie Hoffman-Ramos
Name:	Julie Hoffman-Ramos
Title:	Senior Associate

Houston, Texas
June 21, 2010

EXHIBIT 7
REPORT OF CONDITION
Consolidating domestic subsidiaries of
      The Bank of New York Mellon Trust Company
      in the state of CA at close of business on December 31, 2009 published in response to call made by (Enter additional information below)

Statement of Resources and Liabilities

	Dollar Amounts in Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin		1,576
Interest-bearing balances		267
Securities:
Held-to-maturity securities		16
Available-for-sale securities		601,754
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold		78,000
Securities purchased under agreements to resell		0
Loans and lease financing receivables:
Loans and leases held for sale		0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance		0
Trading Assets		0
Premises and fixed assets (including capitalized leases)		11,186
Other real estate owned		0
Investments in unconsolidated subsidiaries and associated companies		2
Direct and indirect investments in real estate ventures		0
Intangible assets:
Goodwill		856,313
Other intangible assets		244,779
Other assets		154,682
Total assets		1,948,576

REPORT OF CONDITION (Continued)
LIABILITIES

	Dollar Amounts in Thousands
Deposits:
In domestic offices		532
Noninterest-bearing	532
Interest-hearing	0
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased		0
Securities sold under agreements to repurchase		0
Trading liabilities		0
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)		268,691
Subordinated notes and debentures		0
Other liabilities		219,066
Total liabilities		488,289

EQUITY CAPITAL
Bank Equity Capital
Perpetual preferred stock and related surplus		0
Common stock		1,000
Surplus (excludes all surplus related to preferred stock)		1,121,520
Retained earnings		337,084
Accumulated other comprehensive income		682
Other equity capital components		0
Total bank equity capital		1,460,286
Noncontrolling (minority) interest in consolidated subsidiaries		0
Total equity capital		1,460,286
Total liabilities and equity capital		1,948,575

We, the undersigned directors (trustees), attest to the correctness of the Reports of Condition and Income (including the supporting schedules) for this report date and declare that the Reports of Condition and Income have been examined by us and to the best of our knowledge and belief have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct.

/s/ I Karen Bayz
I Karen Bayz, Chief Financial Officer
(Name, Title)
of the above named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Director #1	Troy Kilpatrick, President	/s/ Troy Kilpatrick

Director #2	Frank Sulzberger, Managing Director	/s/ Frank Sulzberger

Director #3	William Lindelof, Managing Director	/s/ William Lindelof

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